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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 2, 1996


                      CHEMICAL MASTER CREDIT CARD TRUST I
   (SERIES 1995-1, 1995-2, 1995-3, 1995-4, 1996-1, 1996-2 and Series 1996-3)
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as "Chemical Bank")
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)


    New York                     33-94190                     13-4994650
    --------                     --------                     ----------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

        270 Park Avenue, New York                               10017
        -------------------------                               -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000




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Item 5. Other Events.

        On or about July 15, 1996 (or, in the case of Series 1995-4, on or about July 25, 1996), Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chemical Master Credit Card Trust I for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. A copy of the applicable Monthly Report for the month ended June 30, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits.

                EXHIBIT NO.                     DESCRIPTION
                -----------                     -----------
                    20.1                Monthly Reports for the month
                                              ended June 30, 1996
                                               for Series 1995-1,
                                  Series 1995-2, Series 1995-3, Series 1995-4
                                        Series 1996-1 and Series 1996-2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 2, 1996


                                        CHEMICAL BANK, As Servicer


                                        By: /s/ Richard L. Craig
                                            ----------------------------------
                                            Name:  Richard L. Craig
                                            Title: Managing Director


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                               INDEX TO EXHIBITS


Exhibit No.                     Description                             Page
- -----------                     -----------                             ----
   20.1               Monthly Reports for the month ended                5
                                 June 30, 1996
                               for Series 1995-1,
                  Series 1995-2, Series 1995-3, Series 1995-4,
                 Series 1996-1, Series 1996-2 and Series 1996-3